                                                                    EXHIBIT (5)


                    ML LIFE INSURANCE COMPANY OF NEW YORK
                  A SUBSIDIARY OF MERRILL LYNCH & CO., INC.
    HOME OFFICE:  100 CHURCH STREET, 11TH FLOOR, NEW YORK, NY  10080-6511
        SERVICE CENTER:  P.O. BOX 44222, JACKSONVILLE, FL  32231-4222

                              MERRILL LYNCH
ANNUITIES                     CONSULTS ANNUITY(SM)            APPLICATION FOR
                                                              VARIABLE ANNUITY

In this form, the terms you and your refer to the owner and the co-owner if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to ML Life Insurance Company of New York.

The Definition of Replacement form must be completed and signed prior to taking an application. If the answer to any question on the Definition of Replacement form is "yes," additional requirements apply.

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1   CONTRACT INFORMATION
    -----------------------------   -----------------     -------------------------------------------------------------------------
    Merrill Lynch account number    State of purchase     What type of contract   [ ]  Non-Qualified
                                                          are you applying for?
                                                          (check only one)        [ ]  Merrill Lynch Custodial Retirement Plan IRA
    -----------------------------   -----------------     -------------------------------------------------------------------------

2   OWNER INFORMATION
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)                                         [ ] Male       Birthdate (m/d/y)
                                                                                    [ ] Female
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                     City                      State     Zip code       Social Security or Tax ID Number

    -------------------------------------------------------------------------------------------------------------------------------
    E-mail address                                           Telephone number                      FAX number

    -------------------------------------------------------------------------------------------------------------------------------

3   CO-OWNER INFORMATION
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)                                         [ ] Male       Birthdate (m/d/y)
                                                                                    [ ] Female
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                     City                      State     Zip code       Social Security or Tax ID Number

    -------------------------------------------------------------------------------------------------------------------------------

4   ANNUITANT INFORMATION - Complete only if annuitant is different from the owner in Section 2.
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)                                        [ ] Male        Birthdate (m/d/y)
                                                                                   [ ] Female
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                     City                      State    Zip code        Social Security or Tax ID Number

    -------------------------------------------------------------------------------------------------------------------------------

5   BENEFICIARY INFORMATION
    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y) Social Security or Tax ID number [ ] Primary  Percent
                                                                                                              [ ] Contingent
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                  City                             State     Zip code

    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y) Social Security or Tax ID number [ ] Primary  Percent
                                                                                                              [ ] Contingent
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                  City                             State     Zip code

    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y) Social Security or Tax ID number [ ] Primary  Percent
                                                                                                              [ ] Contingent
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                  City                             State     Zip code

    -------------------------------------------------------------------------------------------------------------------------------
    Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y) Social Security or Tax ID number [ ] Primary  Percent
                                                                                                              [ ] Contingent
    -------------------------------------------------------------------------------------------------------------------------------
    Address                                                                  City                             State     Zip code

    -------------------------------------------------------------------------------------------------------------------------------
    If you need more space, use Section 14 or attach and sign a separate sheet.


6   INITIAL PREMIUM
    -----------------------
    (Minimum $75,000)
     $
    -----------------------

                                                                                                                     Page 1 of 4
MLNY059                                                                                                             (New 4/2002)
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 7   CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

     [ ] YES - Please provide details below.  Additional state requirements may apply and               [ ] NO
         the appropriate replacement paperwork must be included with this application.

     ------------------------------------------------------------------------------------------------------------------------------
     Company                    Contract number                                     Issue date (m/d/y)          Original premium
                                                                                                                $
     ------------------------------------------------------------------------------------------------------------------------------
     Company                    Contract number                                     Issue date (m/d/y)          Original premium
                                                                                                                $
     ------------------------------------------------------------------------------------------------------------------------------
     If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual.  Non-qualified contracts cannot be combined with IRA contracts.


 8   PREMIUM ALLOCATION - Choose up to 17 investment options.

     -----------------------------------------------------------------------------
                                                       DOLLAR COST     AUTOMATIC
                                                        AVERAGING     INVESTMENT
                                            INITIAL      PROGRAM        FEATURE
            INVESTMENT OPTIONS              PREMIUM     (OPTIONAL)    (OPTIONAL)
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Credit Suisse Intl Portfolio]             %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [INVESCO-NAM Large Cap Core]               %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Lazard International Port]                %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Levin Large Cap Value]                    %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Lord Abbett Govt Securities Port]         %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Lord Abbett Large Cap Value]              %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [MLIM Domestic Money Market]               %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [MLIM Fixed Income]                        %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [MLIM Relative Value]                      %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Neuberger Berman SmCapGrow]               %     [ ]  To    %            %
     -----------------------------------------------------------------------------
                                                       [ ]  From
      [Nicholas-Applegate LgCapGrow]             %     [ ]  To    %            %
     -----------------------------------------------------------------------------


     -------------------------------------------------------------------------------
                                                     DOLLAR COST      AUTOMATIC
                                                      AVERAGING      INVESTMENT
                                       INITIAL         PROGRAM         FEATURE
         INVESTMENT OPTIONS            PREMIUM        (OPTIONAL)     (OPTIONAL)
     -------------------------------------------------------------------------------
                                                    [ ]  From
       [NWQ Small Cap Value]                %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
       [Rittenhouse Large Cap Growth]       %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
       [Seneca Large Cap Growth]            %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
       [Seneca Mid Cap Growth]              %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
       [Sound Large Cap Core]               %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
       [Valenzuela Mid Cap Value]           %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
                                            %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
                                            %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
                                            %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
                                            %       [ ]  To     %                %
     -------------------------------------------------------------------------------
                                                    [ ]  From
                                            %       [ ]  To     %                %
     -------------------------------------------------------------------------------
       TOTAL                            100 %               100 %            100 %


 9   REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value each specified calendar period based on the investment options and percentages you select in Section 8. Would you like to elect the Rebalancing Program?

     [ ] YES - Please provide allocations in the Initial Premium column in Section 8.         [ ] NO
     ------------------------------------------------------------------
        Rebalancing Frequency   [ ] Quarterly         [ ] Annually
                                [ ] Semi-annually
     ------------------------------------------------------------------

 10   SYSTEMATIC WITHDRAWAL PROGRAM - Would you like to make systematic withdrawals?
      [ ] YES - Please provide details below.                                                 [ ] NO
      -----------------------------------------------------------------------------------------------------------------------------
      Withdrawal amount (minimum $100)      Start date (m/d/y)                End date (m/d/y)
      $
      -----------------------------------------------------------------------------------------------------------------------------
      Payment Frequency  [ ] Monthly    [ ] Semi-annually   Payment Destination [ ] Your Merrill Lynch account listed in Section 1
                         [ ] Quarterly  [ ] Annually                            [ ] Your address listed in Section 2
      -----------------------------------------------------------------------------------------------------------------------------
      Withdrawals may be taxable and if you are under age 59 1/2% may also be subject to a 10% IRS tax penalty.

 11   DOLLAR COST AVERAGING PROGRAM - Would you like to use this feature to reallocate a fixed amount each month from a designated investment option to other selected investment options?  (Not available if the Rebalancing Program has been selected.)

      [ ] YES - Please provide details below and in the Dollar Cost Averaging Program column in Section 8.      [ ] NO
      -----------------------------------------------------------------------------------------------------------------------------
      Amount to be transferred monthly (minimum $100)      Start date (m/d/y)           Number of transfers (minimum 3 months)
      $
      -----------------------------------------------------------------------------------------------------------------------------

 12  AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in
     Section 1.  Would you like to elect the Automatic Investment Feature?
     [ ] YES - Please provide details below and in Section 8.  (Do not include allocations for this program in    [ ] NO
         Section 8 if the Rebalancing Program has been selected.)
     ------------------------------------------------------------------------------------------------------------------------------
     Amount of periodic premium (minimum $50) Frequency  [ ] Monthly   [ ] Semi-annually  Start date (m/d/y) Optional end date
     $                                                   [ ] Quarterly [ ] Annually                          (m/d/y)
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 4
MLNY059                                                                                                                (New 4/2002)
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 13   TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE.
      Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld.  Withholding applies only to the taxable portion of your withdrawal.  If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.  In addition, some states require state taxes to be withheld when federal taxes are withheld.  If you live in one of these states, we will withhold state taxes as required by your state.

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
      IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX           [ ] No income tax to be withheld
      FROM YOUR WITHDRAWALS AT THE RATE OF 10%.                 [ ] Income tax to be withheld  % (use whole percentages)
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 14   PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE.  If you need more space, sign and attach a separate sheet.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

 15  YOUR SIGNATURE(S) VERIFIES THAT:
     - YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.
     - YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY CONTRACT.
     - YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT AND UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.
     - YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.
     - YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT.
     - YOU UNDERSTAND THAT THIS ANNUITY CONTRACT HAS A 1.85% ASSET-BASED INSURANCE CHARGE AND NO CONTINGENT DEFERRED SALES CHARGE.
     - YOU UNDERSTAND THAT ML LIFE INSURANCE COMPANY OF NEW YORK OFFERS MORE THAN ONE VARIABLE ANNUITY CONTRACT. THESE CONTRACTS HAVE DIFFERENT FEATURES, CHARGES, FUND SELECTIONS AND MANAGERS, AND MINIMUM INITIAL PREMIUMS. A CONTRACT'S ASSET-BASED INSURANCE CHARGE MAY BE HIGHER OR LOWER THAN ANOTHER CONTRACT'S ASSET-BASED INSURANCE CHARGE OR MORTALITY AND EXPENSE RISK CHARGE. SOME CONTRACTS MAY OFFER A CREDIT TO THE CONTRACT VALUE, THE AMOUNT OF WHICH DEPENDS ON THE CONTRACT VALUE. THIS CREDIT, WHEN APPLIED, EFFECTIVELY REDUCES THE LEVEL OF ASSET-BASED INSURANCE CHARGE. CONTRACTS MAY IMPOSE A CONTINGENT DEFERRED SALES CHARGE THAT MAY VARY BY AMOUNT AND DURATION. THE CHARGES, CHARGE DURATIONS, INVESTMENT OPTIONS, FUND MANAGERS AND OTHER PRODUCT FEATURES ARE FULLY DESCRIBED IN THE APPLICABLE CONTRACT AND ITS PROSPECTUS.

    ----------------------------------------------------------------------------
     UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
     1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT;
     2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (b) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND
     3. YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
    ----------------------------------------------------------------------------

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
    ----------------------------------------------------------------------------------------------------
     Owner's signature              Date (m/d/y)      Co-owner's signature               Date (m/d/y)

    ----------------------------------------------------------------------------------------------------
     Signed at (city and state)

    ----------------------------------------------------------------------------------------------------
                                                                                             Page 3 of 4
MLNY059                                                                                     (New 4/2002)
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16  FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.
    1.  Have current prospectuses for the contract and underlying funds been
        given to the client?                                                            [ ] YES     [ ] NO
    2.  Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with
        this application or is any such action likely to occur?                         [ ] YES     [ ] NO
    3.  I hereby certify that only sales material approved by ML Life Insurance
        Company of New York was used in this sale, and that copies of all sales
        material used in this sale were left with the applicant.                        [ ] YES     [ ] NO
    ---------------------------------------------------------------------------------------------------------------------
    Financial Advisor's name (please print)            FA telephone number

    ---------------------------------------------------------------------------------------------------------------------

    Financial Advisor's signature                      Date (m/d/y)                       FA or Pool authorizing number

    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
    AT YOUR SERVICE                             ML LIFE INSURANCE COMPANY OF NEW YORK
    Our business hours are                      SERVICE CENTER
    8:30 a.m. to 6:00 p.m. Eastern
    time, Monday through Friday.
                                                OUR MAILING ADDRESS:                      OUR ADDRESS FOR OVERNIGHT MAIL:
    Our automated voice response                P. O. Box 44222                           4804 Deer Lake Drive East
    system is available 24 hours a              Jacksonville, FL  32231-4222              Jacksonville, FL  32246
    day, 7 days a week.
                                                OUR TELEPHONE NUMBER:  1-800-333-6524     OUR FAX NUMBER:  1-888-329-6544
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                                                                     Page 4 of 4
MLNY059                                                             (New 4/2002)